Exhibit 99.4

STX FREIGHT COMPANY

CONROE, TEXAS

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

YEARS ENDED

DECEMBER 31, 2012, 2011 AND 2010

STX FREIGHT COMPANY

TABLE OF CONTENTS

DECEMBER 31, 2012, 2011 AND 2010

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HLSK

Hereford, Lynch, Sellars & Kirkham

Certified Public Accountants          •         A Professional Corporation

Conroe		Members of the	Cleveland
1406 Wilson Rd., Suite 100		American Institute of Certified Public Accountants	111 East Boothe
Conroe, Texas 77304		Texas Society of Certified Public Accounts	Cleveland, Texas 77327
Tel	936-756-8127	Private Companies Practice Section	Tel 281-592-6443
Metro	936-441-1338	of the AICPA Division for Firms	Fax 281-592-7706
Fax	936-756-8132

INDEPENDENT AUDITORS’ REPORT

To the Stockholders of

STX Freight Company

9733 Meador Road

Conroe, TX 77303

We have audited the accompanying financial statements of STX Freight Company (a Texas S Corporation) which comprise the balance sheets as of December 31, 2012, 2011 and 2010, and the related statements of income, changes in stockholder’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these  financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of STX Freight Company as of December 31, 2012, 2011 and 2010 and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole.  The Supporting Schedules of General and Administrative Expenses are presented for purposes of additional analysis and are not a required part of the financial statements.  Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements.  The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the information is fairly stated in all material respects in relation to the financial statements as whole.

Hereford, Lynch, Sellars & Kirkham, P.C.

HEREFORD, LYNCH, SELLARS & KIRKHAM, P.C.

Certified Public Accountants

Conroe, Texas

November 15, 2013

FINANCIAL STATEMENTS

STX FREIGHT COMPANY

CONROE, TEXAS

BALANCE SHEETS

DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010
ASSETS
Current Assets
Cash	$281,729	$350,196	$265,978
Accounts Receivable	35,330	45,649	58,282
Prepaid Insurance	157,975	132,741	141,436
Total Current Assets	475,034	528,586	465,696

TOTAL ASSETS	$475,034	$528,586	$465,696

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable	$—	$9,906	$—
Note Payable-Insurance	116,915	98,439	125,466
Total Current Liabilities	116,915	108,345	125,466

TOTAL LIABILITIES	116,915	108,345	125,466

STOCKHOLDERS’ EQUITY
Common stock, no par value 1,000,000 shares authorized; 9,000 shares issued; 9,000 outstanding	43,000	43,000	43,000
Retained earnings	315,119	377,241	297,230

Total Stockholders’ Equity	358,119	420,241	340,230

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$475,034	$528,586	$465,696

The accompanying notes are an integral part of these financial statements.

STX FREIGHT COMPANY

CONROE, TEXAS

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010

NET SALES	$7,440,937	$6,194,350	$5,226,223

COST OF SALES
Equipment Rental	967,492	749,833	822,994
Fuel	1,327,582	965,288	626,009
Insurance	277,097	207,370	249,144
Labor	1,801,251	1,316,124	1,025,868
Maintenance and Repairs	917,621	610,408	626,447
	5,291,043	3,849,023	3,350,462

GROSS PROFIT	2,149,894	2,345,327	1,875,761

GENERAL AND ADMINISTRATIVE EXPENSES	196,925	121,753	111,561

OPERATING INCOME	1,952,969	2,223,574	1,764,200

OTHER INCOME (EXPENSE)
Miscellaneous income	609	1,706	423
Total Other Income (Expense)	609	1,706	423

INCOME BEFORE INCOME TAXES	1,953,578	2,225,280	1,764,623

PROVISION FOR INCOME TAXES	35,700	30,269	25,858

NET INCOME	$1,917,878	$2,195,011	$1,738,765

The accompanying notes are an integral part of these financial statements.

STX FREIGHT COMPANY

CONROE, TEXAS

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	COMMON	RETAINED	TOTAL STOCKHOLDERS’
	STOCK	EARNINGS	EQUITY

BALANCE AS OF DECEMBER 31, 2009	$8,000	$110,965	$118,965

Stock Issued	35,000	—	35,000
Distributions	—	(1,552,500)	(1,552,500)
Net income	—	1,738,765	1,738,765

BALANCE AS OF DECEMBER 31, 2010	43,000	297,230	340,230

Distributions	—	(2,115,000)	(2,115,000)
Net income	—	2,195,011	2,195,011

BALANCE AS OF DECEMBER 31, 2011	43,000	377,241	420,241

Distributions	—	(1,980,000)	(1,980,000)
Net income	—	1,917,878	1,917,878

BALANCE AS OF DECEMBER 31, 2012	$43,000	$315,119	$358,119

The accompanying notes are an integral part of these financial statements.

STX FREIGHT COMPANY

CONROE, TEXAS

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$7,451,865	$6,208,689	$5,228,723
Cash paid to suppliers and employees	(5,504,632)	(3,979,202)	(3,452,637)
State income taxes paid	(35,700)	(30,269)	(25,858)
Net cash provided (used) by operating activities	1,911,533	2,199,218	1,750,228

CASH FLOWS FROM FINANCING ACTIVITIES
Stock issued	—	—	35,000
Distributions paid	(1,980,000)	(2,115,000)	(1,552,500)
Net cash provided (used) by financing activities	(1,980,000)	(2,115,000)	(1,517,500)

Net increase (decrease) in cash	(68,467)	84,218	232,728
Cash at beginning of year	350,196	265,978	33,250
Cash at end of year	$281,729	$350,196	$265,978

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income	$1,917,878	$2,195,011	$1,738,765
(Increase) Decrease in:
Accounts receivable	10,319	12,633	2,077
Prepaid Insurance	(25,234)	8,695	(43,484)
Increase (Decrease) in:
Accounts payable	(9,906)	9,906	—
Notes Payable-Insurance	18,476	(27,027)	52,870
Net cash provided (used) by operating activities	$1,911,533	$2,199,218	$1,750,228

The accompanying notes are an integral part of these financial statements.

STX FREIGHT COMPANY

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities

STX Freight Company was organized in the State of Texas on February 4, 1994, and is engaged in providing private carrier freight services for Chemical Specialists and Development, Inc. (CSD, Inc.) and common carrier freight services to serve as a carrier for-hire to handle backhaul loads for CSD, Inc. customers.  CSD, Inc. provides the work force for the Company and is reimbursed by the Company for all wages and benefits.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be “cash equivalents.”

Accounts Receivable

The Company generally charges off any account deemed to be uncollectible.  In the opinion of management, there is no need for a reserve for uncollectible accounts.  This is based on the Company’s experience with its customers.  Accounts receivable are stated at their net realizable value, which approximates their fair value.

Property and Equipment

The Company does not own any property or equipment.  All equipment is leased.

Income Taxes

The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be an S corporation.  The stockholders of an S corporation are taxed individually on their proportionate share of the Company’s taxable income.  Therefore, no provision or liability for federal income taxes has been included in these financial statements.  The Company accounts for Texas Franchise Tax in accordance with FASB ASC 740, Income Taxes, as the tax is derives from a taxable base that consists of income less deductible expenses.

Uncertain Tax Provisions

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits or liabilities that materially impact the financial statements or related disclosures.  Since tax matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company or its stockholders will not be subject to additional tax, penalties, and interest as a result of such challenge.  Generally, the Company’s tax returns remain open for three years for federal and state income tax examination.

NOTE 2 - CASH

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

STX FREIGHT COMPANY

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

NOTE 3 - COMMITMENTS AND CONTINGENCIES

The company leases all of its equipment under operating leases.  Trucks, tractors, and trailers are leased from various sources with terms ranging from thirty (30) days to seventy-two (72) months.  Equipment rental expenses for the years ended December 31, 2012, 2011 and 2010 were $967,492, $749,833 and $822,994 respectively.  See Note 4 for further information on leases with related parties.

The following is a schedule by years of future minimum rental payments under non-related party leases at December 31, 2012:

Year Ending
December 31

2013	$182,357
2014	182,357
2015	182,357
2016	182,357
2017	140,007
2018 and later	39,713
Total	$909,148

NOTE 4 - RELATED PARTY TRANSACTIONS

A reciprocal agreement exists between CSD, Inc. and the Company. CSD, Inc. provides administrative support services to the Company on the business premises of CSD, Inc. and the Company provides CSD, Inc. with all of its shipping and freight forwarding services. During the term of the agreement, CSD, Inc. agrees to furnish at its sole cost and without reimbursement from the Company, the cost of all facilities, utilities and insurance for all personal property. The Company reimburses CSD, Inc. for all payroll and benefit expenses. A majority of the stockholders of the Company are stockholders of CSD, Inc. The following table illustrates the amounts transacted with CSD, Inc.

	2012	2011	2010

Sales to CSD, Inc.	$6,563,831	$5,284,897	$4,402,743

Amounts remitted to CSD, Inc. included in Cost of Sales	$1,801,251	$1,316,124	$1,025,868

Amounts remitted to CSD, Inc. included in General and Administrative expenses	$90,896	$49,783	$55,568

STX FREIGHT COMPANY

CONROE, TEXAS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012, 2011 AND 2010

The Company leases trucks, tractors, and trailers from a company owned by a shareholder of the Company.  The terms of these leases have been significantly affected by the fact that the lessee (the Company) and the lessor are related.  Therefore, the classifications and accounting for these related party leases have been treated as operating leases.  The following is a schedule by years of future minimum rental payments under the related party leases at December 31, 2012:

Year Ending
December 31

2013	$708,200
2014	667,800
2015	501,300
2016	342,625
2017	187,600
2018 and later	89,100
Total	$2,496,625

The Consolidation Topic of the FASB Accounting Standards Codification requires nonpublic companies with a variable interest in a variable interest entity (VIE) to make certain disclosures and/or consolidate the VIE into its financial statements.  The Company has evaluated its relationship with CSD, Inc. and has determined that the entity does not meet the criteria to be considered a VIE; therefore, the application of this interpretation is not applicable to the Company for the years ended December 31, 2012, 2011 and 2010.

NOTE 5 - MAJOR CUSTOMERS

CSD, Inc. is a major customer for the Company.  Annual sales to CSD, Inc. for the years ended December 31, 2012, 2011 and 2010 represented eighty-eight percent (88%), eighty-five (85%), and eighty-four percent (84%), respectively, of total sales.

NOTE 6 - FEDERAL AND STATE INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction and the State of Texas jurisdiction. Components of income tax provision for the years ended December 31 are as follows:

	Year Ended	Year Ended	Year Ended
	2012	2011	2010

Current:
State	$35,900	$30,269	$25,858
Deferred:
State	—	—	—
Income Tax Provision	$35,900	$30,269	$25,858

NOTE 7 - SUBSEQUENT EVENTS

The Company, along with CSD, Inc., is part of a planned business acquisition by Nexeo Solutions.  Nexeo Solutions has planned to complete the transaction on December 2, 2013.  As of the closing date, CSD, Inc. will enter into a revised equipment lease acceptable to Nexeo and the various rental trucking equipment suppliers discussed in Note 3.

Events occurring after December 31, 2012 have been evaluated through November 15, 2013, the date when these financial statements were available to be issued.

SUPPLEMENTARY INFORMATION

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STX FREIGHT COMPANY

CONROE, TEXAS

SUPPORTING SCHEDULES

OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

	2012	2011	2010
OPERATING EXPENSES
Clerical Salaries	$90,896	$49,783	$55,568
Education and Training	1,985	292	—
License and Permits	22,957	15,031	19,180
Interest and Service Charges	10,620	4,032	991
Legal and Professional	—	1,285	1,120
Office Supplies	2,884	814	4,253
Taxes-Other	18,978	17,986	2,384
Travel	48,605	32,530	28,065
	$196,925	$121,753	$111,561

See notes to financial statements.